UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 28, 2015

PATTERN ENERGY GROUP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36087	90-0893251
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Pier 1, Bay 3

San Francisco, CA 94111

(Address and zip code of principal executive offices)

(415) 283-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On July 28, 2015, Pattern Energy Group Inc. (the “Company”) completed an unregistered Rule 144A offering (the “Notes Offering”) of $225,000,000 aggregate principal amount of the Company’s 4.00% Convertible Senior Notes due 2020 (the “Notes”) pursuant to a purchase agreement with Pattern US Finance Company LLC, as guarantor (the “Guarantor”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets Corp. and Citigroup Global Markets Inc., acting as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”). The Initial Purchasers have a 30-day option, exercisable until August 21, 2015, to purchase up to an additional $33,750,000 aggregate principal amount of the Notes solely to cover over-allotments, if any. The Notes were offered and sold only to qualified institutional buyers (as defined in the Securities Act of 1933, as amended (the “Securities Act”)) pursuant to Rule 144A under the Securities Act and the Company’s Offering Memorandum dated July 22, 2015.

The Company issued the Notes under an indenture dated as of July 28, 2015 (the “Indenture”) among the Company, the Guarantor and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”). The Notes bear interest at a rate of 4.00% per annum from and including July 28, 2015, payable semiannually in arrears on January 15 and July 15 of each year, beginning on January 15, 2016. The Notes will mature on July 15, 2020, unless repurchased or converted in accordance with their terms prior to such date.

The Notes are unsecured obligations of the Company and are guaranteed on a senior unsecured basis by the Guarantor. The Notes are convertible into shares of the Company’s Class A common stock, par value $0.01 per share (the “Class A Shares”), at an initial conversion rate of 35.4925 Class A Shares per $1,000 principal amount of Notes, which is equivalent to an initial conversion price of approximately $28.175 per Class A Share and represents an approximately 22.5% conversion premium over the public offering price of $23.00 per Class A Share in the Company’s concurrent underwritten offering of Class A Shares. Conversions of the Notes will be settled, at the Company’s election, in cash, Class A Shares or a combination thereof.

Upon a fundamental change (as defined in Section 1.01 of the Indenture), holders of the Notes may require the Company to repurchase all or part of their Notes at a fundamental change repurchase price in cash equal to 100% of the principal amount of the Notes to be repurchased, plus any accrued and unpaid interest to, if any, but excluding, the fundamental change repurchase date. In addition, if certain fundamental changes occur, the Company may be required in certain circumstances to increase the conversion rate for any Notes converted in connection with such fundamental changes by a specified number of Class A Shares as set forth in the Indenture. The Notes are not redeemable at the Company’s option prior to maturity.

The Indenture contains customary terms and covenants, including that upon certain events of default occurring and continuing, either the Trustee or the holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare the unpaid principal of the Notes and accrued and unpaid interest, if any, thereon immediately due and payable. In the case of certain events of bankruptcy, insolvency or reorganization relating to the Company, the principal amount of the Notes together with accrued and unpaid interest, if any, thereon will automatically become and be immediately due and payable.

In connection with the issuance and sale by the Company of the Notes as described in Item 1.01 of this Current Report, the following exhibits are filed with this Current Report: (i) the Indenture (Exhibit 4.1 to this Current Report) and (ii) form of 4.00% Convertible Senior Note due 2020 (Exhibit 4.2 to this Current Report), each of which is incorporated herein by reference. The preceding description of the Indenture and the Notes is a summary and is not meant to be a complete description of the Indenture and the Notes. This description is qualified in its entirety by reference to the detailed provisions of the Indenture and the form of 4.00% Convertible Senior Note due 2020 attached hereto as Exhibits 4.1 and 4.2, respectively.

The Notes have not been, and will not be, registered under the Securities Act. The Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 relating to the Indenture and the Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information required by Item 3.02 relating to the Indenture and the Notes is contained in Item 1.01 above and is incorporated herein by reference.

Item 8.01.	Other Events.

On July 28, 2015, the Company announced the closing of its underwritten offering of 5,435,000 Class A Shares. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The Company also announced the closing of the concurrent Notes Offering. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained or incorporated by reference in this Current Report constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws, including statements regarding the offerings and use of proceeds thereof. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this Current Report will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, including the use of proceeds from the offerings, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements.

Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2014 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2015. The risk factors and other factors noted in these documents could cause actual events or the Company’s actual results to differ materially from those contained in any forward-looking statement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

4.1	Indenture, dated July 28, 2015

4.2	Form of 4.00% Convertible Senior Note due 2020 (included in Exhibit 4.1)

99.1	Press Release issued by Pattern Energy Group Inc. dated July 28, 2015, titled “Pattern Energy Announces Closing of Public Offering of Class A Common Stock”

99.2	Press Release issued by Pattern Energy Group Inc. dated July 28, 2015, titled “Pattern Energy Announces Closing of Private Offering of Convertible Senior Notes”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Pattern Energy Group Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2015

PATTERN ENERGY GROUP INC.

By:	/s/ Kim Liou
Name:	Kim Liou
Title:	Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Indenture, dated July 28, 2015

4.2	Form of 4.00% Convertible Senior Note due 2020 (included in Exhibit 4.1)

99.1	Press Release issued by Pattern Energy Group Inc. dated July 28, 2015, titled “Pattern Energy Announces Closing of Public Offering of Class A Common Stock”

99.2	Press Release issued by Pattern Energy Group Inc. dated July 28, 2015, titled “Pattern Energy Announces Closing of Private Offering of Convertible Senior Notes”